UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 16, 2016
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5

EXHIBIT 3.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers
On February 16 and 17, 2016, the Compensation Committee and the Board of Directors of Northrop Grumman Corporation (the “Company”) approved the following compensation-related actions for the Company's named executive officers.

•
Approved the 2016 goals under the Incentive Compensation Plans (the “ICP”).  The financial metrics selected for inclusion in the ICP (and their relative weightings) are as follows: pension-adjusted operating margin rate (30%); cash flow from operations conversion before discretionary pension funding (30%); pension-adjusted net income growth (30%); and awards expressed as book to bill ratio (10%).

•
Awarded Restricted Performance Stock Rights (“RPSR”) for the performance period 2016-2018 and approved the metrics for such RPSR awards (and their relative weightings), which will be measured in terms of relative total shareholder return (70%) and cumulative free cash flow before pension funding (30%). The Board of Directors also approved the award of Restricted Stock Rights (“RSR”) that will vest on February 17, 2019.  Of the awards granted, 70% were comprised of RPSRs and 30% were comprised of RSRs. Similar to prior years, the Compensation Committee did not award any stock options.  There is no material change from 2015 in the terms of the 2016 RPSR and RSR awards for the named executive officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 4, 2015, the Board of Directors of the Company approved amended and restated Bylaws to provide for proxy access, enabling stockholders to include director nominees in the Company’s proxy materials under the terms and conditions set forth in the Company’s Bylaws.  The Company also continued to engage in significant stockholder outreach, soliciting and receiving considerable and varied input on the issue of proxy access.  On February 17, 2016, the Board of Directors of the Company amended and restated the Company’s Bylaws further to respond to stockholder input and also to reflect emerging practices.  Specifically, the Board amended Section 3.15 of the Bylaws to expand permissible third party compensation, providing that nominees may receive compensation from third parties up to the total annual compensation paid to directors of the Company, as well as reimbursement for reasonable expenses incurred by the nominee in connection with his or her nomination. The Company believes that this amendment to the Bylaws is in the best interests of the Company and its stockholders, ensuring meaningful proxy access, treating all director nominees (whether or not proxy access nominees) in a consistent manner, and continuing to ensure that all directors can fulfill their fiduciary responsibilities to all stockholders.
A copy of the Bylaws, as amended and restated, is filed as Exhibit 3.2 to this Form 8-K and incorporated by reference herein, and this summary of the amended and restated Bylaws is qualified in its entirety by reference to such Exhibit 3.2.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
Exhibit 3.2	Amended and Restated Bylaws, as amended February 17, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: February 22, 2016

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.2	Amended and Restated Bylaws, as amended February 17, 2016

5